                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 811-2679


                               DAVIS SERIES, INC.
                       SUPPLEMENT DATED SEPTEMBER 23, 2002
                                       TO
                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2002


The following information supplements the information contained in the section of the statement of additional information entitled "Investment Advisory Services":

     SEC ORDER. On September 4, 2002, Davis Selected Advisers-NY, Inc. (a wholly-owned subsidiary of Davis Selected Advisers, L.P.) consented to the entry of a Cease and Desist Order by the SEC. The Order found that in the years 1999 and 2000, Davis Opportunity Fund successfully traded in Initial Public Offerings ("IPOs"). While the average investment in IPOs was less than one percent of fund assets, the IPO trading had a positive effect on Davis Opportunity Fund's investment performance. Davis Opportunity Fund's 1999 and 2000 annual reports contained a chart showing all of the Fund's securities purchases and sales (including the IPO shares) and the gain or loss on the sale. The annual reports did not, however, identify any of the securities as IPO securities and did not expressly describe the overall effect of the Fund's short-term trading in IPO securities on the Fund's 1999 and 2000 performance. The SEC contended that this constituted a violation of Section 34(b) of the Investment Company Act of 1940. The decision to invest in IPOs and the subsequent action by the SEC was limited to the Davis Opportunity Fund, the only Davis Fund that focused on small and mid-sized companies at that time. Davis Selected Advisers-NY, Inc. was ordered to cease and desist from committing or causing any violation of Section 34(b) of the Investment Company Act of 1940, and pay a $10,000 monetary penalty.